                                                                    EXHIBIT 10.9

NOTE: Fill in all blanks before signing. If a particular provision is not desired or has no applicability, delete the provision or, if it contains a blank space, insert "N/A" or the words "Not Applicable" in such space. All deletions should be initialled by the Borrower and the Bank.
--------------------------------------------------------------------------------
[LOGO]Bank Leumi             INSTALLMENT PROMISSORY NOTE
Trust Company of New York
              MEMBER FDIC
                                                                  New York. N.Y.

                                                                  June 29, 1994
                                                        -----------------    ---
$ 800,000.00
 ----------------------

A.  GENERAL; TERMS OF PAYMENT
    1. FOR VALUE RECEIVED, the undersigned, Computer Generated Solutions, Inc.
                                           ------------------------------------
                                                 (Exact Name of Borrower)
                a   Corporation     (1) organized under the laws of the State of
---------------,  -----------------
   Delaware     (the "Borrower"), hereby promises to pay to the order of BANK
---------------
LEUMI TRUST COMPANY OF NEW YORK (the "Bank"), at its office at   535 Seventh
                                                              ------------------
                                                      (Address of Branch Office)
Avenue, New York, N.Y. 10018 the principal sum of   Eight Hundred Thousand and
----------------------------                      ------------------------------
                                                     (Write Out Principal Sum)
00/100  Dollars ($  800,000.00  ):
-------           --------------

    [x] in   Thirty-six   (  36  ) consecutive    Monthly    (2) installments;
           --------------                      -------------
the first   Thirty-five   (  35  ) installments of which shall each be in the
           --------------
amount of $   22,222.22    and the last installment of which shall be in the
           ---------------
amount of $   22,223.30   , payable on the   last   day of each   month   (3) in
           ---------------                 --------             ---------
each year, commencing   July   , 1994  ; (or)
                      --------     ----
     [ ] in               (      ) installments, to be paid on the dates and in
            -------------
the amounts set forth in the following schedule:

                   Date                           Principal
                Payment Due                   Amount of Payment
                -----------                  -------------------






The Borrower will pay interest on the unpaid principal amount hereof from time to time outstanding, computed on the basis of a 360-day year (the charging of interest on the basis of a 360-day year results in the payment of more interest than would be required if interest were charged on the basis of the actual number of days in the year), at a rate per annum which shall be equal to

    [ ]          % per annum; or
        ---------
    [x]   1 1/4  % per annum above the rate of interest designated by the Bank,
        --------
        and in effect from time to time, as its "Reference Rate", adjusted when said Reference Rate changes. (The Borrower acknowledges that the Reference Rate may not necessarily represent the lowest rate of interest charged by the Bank to customers.)

The Borrower will pay interest, at the rate described above, monthly on the last
day of each month in each year, commencing      June    , 19  94  , at maturity
                                           -------------    ------
(whether by acceleration or otherwise) and upon the making of any prepayment, as hereinafter provided. In addition, the Borrower will pay interest on any overdue installment of principal for the period for which overdue, on demand, at a rate equal to 3% per annum above the rate of interest hereinabove indicated.

In no event shall interest exceed the maximum legal rate permitted by law.

-----------------------
(1) Insert the word "corporation" or "partnership," as applicable, or strike the phrase if Borrower is an individual.
(2) Insert the word "monthly," "quarter-annual" or "semi-annual," as applicable.
(3) Insert the word "month" if installments are payable monthly or, if the installments are payable quarterly or semi-annually, the names of the months in each quarter or 6-month period in which payable.

Form No. 640 (R10/86)

  2. All Property (as hereinafter defined) held by the Bank shall be subject to a security interest in favor of the Bank as security for any and all Liabilities (as hereinafter defined). The term "Property" shall mean the balance of every deposit account of the Borrower with the Bank or any of the Bank's nominees or agents and all other obligations of the Bank or any of its nominees or agents to the Borrower, whether now existing or hereafter arising, and all other personal property of the Borrower (including without limitation all money, accounts, general intangibles, goods, instruments, documents and chattel paper) which, or evidence of which, are now or at any time in the future shall come into the possession or under the control of or be in transit to the Bank or any of its nominees or agents for any purpose, whether or not accepted for the purposes for which it was delivered. The term "Liabilities" shall mean the indebtedness evidenced by this Note and all other indebtedness, liabilities and obligations of any kind of the Borrower (or any partnership or other group of which the Borrower is a member) to (a) the Bank, (b) any group of which the Bank is a member, or (c) any other person if the Bank has a participation or other interest in such indebtedness, liabilities or obligations, whether (i) for the Bank's own account or as agent for others, (ii) acquired directly or indirectly by the bank from the Borrower or others, (iii) absolute or contingent, joint or several, secured or unsecured, liquidated or unliquidated, due or not due, contractual or tortious, now existing or hereafter arising, or (iv) incurred by the Borrower as principal, surety, endorser, guarantor or otherwise, and including without limitation all expenses, including attorneys' fees, incurred by the Bank in connection with any such indebtedness, liabilities or obligations or any of the Property (including any sale or other disposition of the Property).

  3. Prepayment. The Borrower shall have the right to prepay this Note in whole at any time or in part from time to time (but if in part, in the principal amount of $5,000.00 or any whole multiple thereof), in each case upon not less than 10 days prior written notice to the Bank, without penalty or premium, provided that on each prepayment the Borrower shall pay accrued interest on the principal amount so prepaid to the date of such prepayment, and each partial prepayment shall be applied to the installments of this Note in the inverse order of their stated maturities.


  4. Manner of Payment. All payments by the Borrower on account of principal, interest or fees hereunder shall be made in lawful money of the United States of America, in immediately available funds. The Borrower authorizes (but shall not require) the Bank to debit any account maintained by the Borrower with the Bank, at any date on which a payment is due under this Note, in an amount equal to any unpaid portion of such payment. If any payment of principal or interest becomes due on a day on which the Bank is closed (as required or permitted by law or otherwise), such payment shall be made not later than the next succeeding business day, and such extension shall be included in computing interest in connection with such payment.

B. EVENTS OF DEFAULT: REMEDIES

     If any of the following events shall occur and be continuing:
   1. the Borrower shall fail to make any payment of principal of or interest on this Note, or any fee provided for herein, when due;
   2. the Borrower shall default in the performance or observance of any covenant or agreement contained herein;

   3. an event of default or default shall occur and be continuing under any other agreement, document or instrument executed and delivered to the Bank by the Borrower or any guarantor or hypothecator relating to any Liabilities;

   4. any representation or warranty made by or on behalf of the Borrower in this Note or in any other certificate, agreement, instrument or statement delivered to the Bank by or on behalf of the Borrower shall at any time prove to have been incorrect when made in any material respect;

   5. the Borrower or any Subsidiary (as hereinafter defined) shall default in the payment of principal of or interest on any indebtedness for borrowed money (including any such indebtedness in the nature of a lease) or shall default in the performance or observance of the terms of any instrument pursuant to which such indebtedness was created or is secured, the effect of which default is to cause or permit any holder of any such indebtedness to cause the same to become due prior to its stated maturity (and whether or not such default is waived by the holder thereof);

   6. any change in the condition or affairs (financial or otherwise) of the Borrower or any Subsidiary shall occur which, in the opinion of the Bank, increases its risk with respect to the loan evidenced by this Note or impairs any security therefor;

   7. any judgment against the Borrower or any Subsidiary or any attachment, levy or execution against any of their properties for any amount shall remain unpaid, or shall not be released, discharged, dismissed, stayed or fully bonded for a period of thirty (30) days or more after its entry, issue or levy, as the case may be;

   8. the Borrower or any Subsidiary shall become insolvent (however evidenced) or be unable, or admit in writing its inability, to pay its debts as they mature; or

   9. the Borrower or any Subsidiary shall make an assignment for the benefit of creditors, or a trustee, receiver or liquidator shall be appointed for the Borrower or any Subsidiary or for any of their property, or the commencement of any proceedings by the Borrower or any Subsidiary under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute (including, if the Borrower is a partnership, its dissolution pursuant to any agreement or statute), or the commencement of any such proceedings without the consent of the Borrower or any Subsidiary and such proceedings shall continue undischarged for a period of 30 days, or the death of the Borrower (if an individual) or any member of the Borrower (if a partnership) [or]

10. [Other] (4)  - Philip Friedman shall not at all times be active in the management of the borrower.

then and in any such events the Bank may declare the entire unpaid principal amount of this Note and all interest and fees accrued and unpaid hereon to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower. The balance of every account of the Borrower with, and each claim of the Borrower against, the Bank existing from time to time shall be subject to a lien and subject to be set off against any and all Liabilities, including those hereunder.

For purposes of this Note, the term "Subsidiary" shall mean and include any corporation of which more than 50% of the outstanding shares of capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time, directly or indirectly, owned by the Borrower or by one or more other Subsidiaries.


C.   MISCELLANEOUS

1.   Covenants. So long as this Note shall remain outstanding, the Borrower agrees to (a) furnish to the Bank within 90 days after the end of each fiscal year of the Borrower, financial statements (including a balance sheet and an operating statement), prepared and certified by independent accountants acceptable to the Bank, and within 45 days after the end of each fiscal quarter of the Borrower, unaudited quarterly financial statements (including a balance sheet and an operating statement), (b) furnish to the Bank, with reasonable promptness, such other information concerning the business, operations, properties and condition, financial or otherwise, of the Borrower as the Bank may reasonably request from time to time, and (c) at any reasonable time and from time to time, permitted Bank or any of its agents or representatives to examine and make copies of and abstracts from its records and books of account, visit its properties and discuss its affairs, finances and accounts with any of its officers, directors or independent accountants.

2. No Waiver; Remedies Cumulative. No failure on the part of the Bank to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Bank of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

3. Costs and Expenses. The Borrower shall reimburse the Bank for all costs and shall pay the pay the reasonable fees and disbursements of counsel to the Bank in connection with enforcement of the Bank's rights hereunder. The Borrower shall also pay any and all taxes (other than taxes on or measured by net income of the holder of this Note) incurred ar payable in connection with the execution and delivery of this Note.

4. Amendments. No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Borrower therefrom shall be effective unless the same shall be in writing and signed by the Bank and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

5. Construction. This Note shall be deemed to be a contract made under the laws of the State of New York and shall be construed in accordance with the laws of said State.

6. Successors and Assigns. This Note shall be binding upon the Borrower and its heirs, legal representatives, successors and assigns and the terms hereof shall inure to the benefit of the Bank and its successors and assigns, including subsequent holders hereof.

7. Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this
Note in any jurisdiction.

-----------------------
(4) Insert the word "None" if no additional events of default are to be included in this Note.

   8. Jurisdiction; Waiver of Jury Trial. The Borrower hereby irrevocably consents to the jurisdiction of any New York State or Federal court located in New York City over any action or proceeding arising out of any dispute between the Borrower and the Bank and the Borrower further irrevocably consents to the service of process in any such action or proceeding by the mailing of a copy of such process to the Borrower at the address set forth below. In the event of litigation between the Borrower and the Bank over any matter connected with this Note or resulting from transactions hereunder, the right to a trial by jury is hereby waived by the Borrower and the Bank.


D.   ADDITIONAL PROVISIONS (5)

     So long as the Note shall remain outstanding, and unless the Bank shall otherwise consent in writing, the Borrower will not:

     1) Tangible Net Worth
        ------------------

     Permit Tangible Net Worth of the Borrower, plus Subordinated Debt to be less than $1,400,000.00 at 12/31/94 and anytime thereafter. "Tangible Net Worth" shall mean the excess of the total assets of the Borrower over its Total Liabilities, excluding, however, from the determination of total assets, all assets which would be classified as intangible under generally accepted accounting principles, including, without limitation, patents, trademarks, trade names, copyrights, franchises, deferred charges and goodwill, and any writeup of the book value of assets since 12/31/93. "Subordinated Debt" shall mean debt subordinated to the Bank only.

     2) Working Capital
        ---------------

     Permit the Working Capital of the Borrower at any time to be less than $1,200,000.00. "Working Capital" shall mean the excess of Current Assets over Current Liabilities of the Borrower, both determined in accordance with generally accepted accounting principle.

     3) Ratio of Liabilities to Net Worth plus Subordinated Debt
        --------------------------------------------------------

     Permit the Total Liabilities of the Borrower less at Subordinated Debt at any time to be greater than (375%) of the Tangible Net Worth of the Borrower plus Subordinated Debt. "Total Liabilities" shall mean all items of liability, indebtedness and obligation of the of Borrower which would, in accordance with generally accepted accounting principals, be classified as liabilities on the balance sheet of the Borrower.




                                    Computer Generated Solutions, Inc.
                                  ---------------------------------------------
                                       (Name of Borrower)

                                  By:  /s/ Philip Friedman
                                      -----------------------------------------
                                  Philip Friedman, President        (Title)

                                  By:
                                      -----------------------------------------
                                                                     (Title)

                                   1250 Broadway, New York, N.Y. 10001
                                  ---------------------------------------------
                                       (Address of Borrower)


[Corporate Seal]








-----------------------
(5) Insert the word "None" if no additional provisions are to be included in this Note.

                FIRST AMENDMENT TO INSTALLMENT PROMISSORY NOTE
                ----------------------------------------------

  AGREEMENT, made as of the 13 day of July 1995 between BANK LEUMI TRUST COMPANY OF NEW YORK, a New York banking corporation, having an office at 562 Fifth Avenue, New York, New York 10036 ( "Bank" ) and COMPUTER GENERATED SOLUTIONS, INC., a Delaware corporation , having an office at 535 Seventh Avenue, New
York, New York 10018 (" Borrower") .

                             W I T N E S S E T H:

   WHEREAS:

   (a) Borrower executed an Installment Promissory Note in favor of the Bank dated June 29, 1994, in the original principal amount of $800,000 ("Note");

   (b) For good and valuable consideration, the Bank and the Borrower desire to modify the Tangible Net Worth covenant in the Note as hereinafter set forth.

  NOW, THEREFORE, the parties hereto intending to be legally bound and in consideration of the mutual covenants and conditions herein contained, hereby agree as follows:

   (1) The first sentence of section D(1) of the Note is hereby deleted and replaced with the following, "Permit Tangible Net Worth of the Borrower, plus Subordinated Debt, to be less than $1,400,000 at December 31, 1994, $1,600,000 at December 31, 1995 and any time thereafter."

   (2) The Note, as modified hereby, shall continue to be secured by an all asset lien on assets of the Borrower and the Limited Guaranty of Philip Friedman.

   (3) Except as herein set forth, the terms and conditions of the Note, and all other documents and instruments in connection therewith shall remain unmodified and in full force and effect. The Borrower certifies that no offsets or defenses exist in connection with the Note, as modified hereby. This Agreement will be binding upon the Borrower and its successors and assigns and the terms hereof shall inure to the benefit of the Bank and its successors and assigns.

  IN WITNESS WHEREOF, the Borrower and the Bank have executed this Agreement the day and year first above written

                                BANK LEUMI TRUST COMPANY OF NEW YORK


                                By:    /s/
                                   _____________________________________
                                                                  (Title)

                                By:______________________________________

                                                                  (Title)



                                COMPUTER GENERATED SOLUTIONS, INC.


                                By:    /s/                      PRESIDENT
                                    _____________________________________
                                                                  (Title)

                                By: _____________________________________
                                                                  (Title)

                SECOND AMENDMENT TO INSTALLMENT PROMISSORY NOTE
                -----------------------------------------------

  AGREEMENT, made as of the as of the 21 day of December 1995 between BANK LEUMI TRUST COMPANY OF NEW YORK, a New York banking corporation, having an office at 562 Fifth Avenue, New York, New York 10036 ("Bank") and COMPUTER GENERATED SOLUTIONS, INC., a Delaware corporation having an office at 1675 Broadway, New York, New York 10019 ("Borrower").

                             W I T N E S S E T H:

   WHEREAS:

   (a) Borrower executed an Installment Promissory Note in favor of the Bank dated June 29, 1994, in the original principal amount of S800,000 ("Note");

   (b) Borrower executed a First Amendment to the Note on July 13, 1995. The Note as modified is hereinafter referred to as the Amended Note.

   (c) For good and valuable consideration, the Bank and the Borrower desire to modify the Amended Note as hereinafter set forth.

   NOW, THEREFORE, the parties hereto intending to be legally bound, and in consideration of the mutual covenants and conditions herein contained, hereby agree as follows:

  (1) The first sentence of section D(1) of the Amended Note is hereby deleted and replaced with the following: "Permit Tangible Net worth of the Borrower, plus Subordinated Debt, to be less than $1,400,00o at December 31, 1994 and $2,500,000 at December 31, 1995 or any time thereafter."

  (2) The first sentence of section D(2) of the Amended Note is hereby deleted and replaced with the following: "Permit the Working Capital of the Borrower to be less than $1,200,000 any time prior to December 31, 1995, $1,600, 000 at December 31, 1995, $2,000,000 at June 30, 1996 or any time thereafter."

  (3) The first sentence of section D(3) of the Amended Note is hereby deleted and replaced with the following: "Permit the Total Liabilities of the Borrower less Subordinated Debt to be greater than 375% of the Tangible Net Worth of the Borrower plus Subordinated Debt at any time prior to December 31, 1995 and 300% at December 31, 1995 or any time thereafter."

  (4) The Amended Note, as modified hereby, shall continue to be secured by a lien on all assets of the Borrower and the Limited Guaranty of Philip Friedman.

  (5) Except as herein set forth, the terms and conditions of the Amended Note, and all other documents and instruments in connection therewith shall remain unmodified and in full force and effect. The Borrower certifies that no offsets or defenses exist in connection with the Amended Note, as modified hereby. This Agreement will be binding upon the Borrower and its successors and assigns and the terms hereof shall inure to the benefit of the Bank and its successors and assigns.

  IN WITNESS WHEREOF, the Borrower and the Bank have executed this Agreement the day and year first above written.

                                BANK LEUMI TRUST COMPANY OF NEW YORK

                                By:   /s/
                                   ____________________________________
                                                                (Title)

                                By:____________________________________
                                                                (Title)


                                COMPUTER GENERATED SOLUTIONS, INC.

                                By:   /s/                     PRESIDENT
                                   ------------------------------------
                                                               (Title)

                                By:____________________________________
                                                                (Title)

                                      -2-